                                                                    EXHIBIT 99.1

                                                                          AmeriCredit Corporation
                                                     Composition of the Receivables as of the Cutoff Date
                                                                           1998-A

                                                      New                               Used                       Total
                                             ---------------------------   -------------------------------   ---------------------
Aggregate Principal Balance                       $50,768,919.23                   $274,230,705.98         $324,999,625.21

Number of Receivables in Pool                              3,360                            22,841                  26,201

Percent of Pool by Principal Balance                       15.62%                            84.38%

Average Principal Balance                             $15,109.80                        $12,006.07              $12,404.09
     Range of Principal Balances        ($1,541.39 to $29,688.32)           ($301.41 to $29,881.91)

Weighted Average APR                                       17.73%                            19.47%                  19.20%
     Range of APRs                              (12.50% to 32.00%)               (12.50% to  32.00%)

Weighted Average Remaining Term                               59                                55                      56
     Range of Remaining Terms                     (9 to 60 months)                    (7 to 60 months)

Weighted Average Original Term                                60                                56                      57
     Range of Original Terms                      (12 to 60 month)                   (12 to 60 months)

-------------------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

                                                    Distribution of the Receivables by APR as of the Cutoff Date

                             Aggregate Principal
                             Balance as of Cutoff        Percent of Aggregate        Number of              Percent of Number of
APR Range (1)                Date                        Principal Balance (2)       Receivables            Receivables (2)
--------------------------   -------------------------   ------------------------  --------------------   --------------------
13.000% to 13.999%                $6,264,519                 1.93%                      434                      1.66%
14.000% to 14.999%                 6,120,849                 1.88%                      400                      1.53%
15.000% to 15.999%                 8,324,217                 2.56%                      518                      1.98%
16.000% to 16.999%                17,182,602                 5.29%                    1,130                      4.31%
17.000% to 17.999%                14,848,400                 4.57%                    1,007                      3.84%
18.000% to 18.999%                35,421,747                10.90%                    2,580                      9.85%
19.000% to 19.999%                66,690,752                20.52%                    5,146                     19.64%
20.000% to 20.999%                32,254,717                 9.92%                    2,523                      9.63%
21.000% to 21.999%                41,816,975                12.87%                    3,396                     12.96%
22.000% to 22.999%                53,414,517                16.44%                    4,827                     18.42%
23.000% to 23.999%                16,739,007                 5.15%                    1,543                      5.89%
24.000% to 24.999%                14,846,609                 4.57%                    1,444                      5.51%
25.000% to 25.999%                 7,098,979                 2.18%                      736                      2.81%
26.000% to 26.999%                 2,901,173                 0.89%                      372                      1.42%
27.000% to 27.999%                   684,817                 0.21%                       92                      0.35%
28.000% to 28.999%                   182,265                 0.06%                       22                      0.08%
29.000% to 29.999%                    35,790                 0.01%                        6                      0.02%
30.000% to 30.999%                   158,660                 0.05%                       22                      0.08%
31.000% to 31.999%                     5,695                 0.00%                        1                      0.00%
32.000% to 32.999%                     4,765                 0.00%                        1                      0.00%
33.000% to 33.999%                     2,569                 0.00%                        1                      0.00%
                        ---------------------          ---------------   --------------------------   --------------------

TOTAL                           $324,999,625               100.00%                   26,201                    100.00%
                        =====================          ===============   ==========================   ====================

----------------------------------------------------------------------------------------------------------------------------------
(1)       Aggregate Principal Balances include some portion of accrued interest.  Indicated APR's represent APR's on Principal
          Balance net of such accrued interest.
(2)       Percentages may not add to 100% because of rounding.

                                        Distribution of the Receivables by Geographic Location of Obligor
                                                                   1998-A

                           Aggregate Principal
                           Balance as of Cutoff        Percent of Aggregate        Number of       Percent of Number of
State                      Date                        Principal Balance (1)       Receivables     Receivables (1)
-------------------------  -------------------------   -------------------------   --------------- ---------------------------
California                  $48,924,291.51                  15.05%                  3,720              14.20%
Texas                        31,858,204.52                   9.80%                  2,555               9.75%
Ohio                         18,244,766.93                   5.61%                  1,505               5.74%
Florida                      17,897,016.61                   5.51%                  1,465               5.59%
Illinois                     17,535,386.54                   5.40%                  1,409               5.38%
New York                     16,563,638.46                   5.10%                  1,314               5.02%
Pennsylvania                 16,373,695.08                   5.04%                  1,352               5.16%
Arizona                      14,938,587.28                   4.60%                  1,237               4.72%
Virginia                     14,672,946.55                   4.51%                  1,144               4.37%
North Carolina               12,621,748.15                   3.88%                    950               3.63%
New Jersey                   11,949,070.78                   3.68%                    971               3.71%
Georgia                      10,488,393.80                   3.23%                    782               2.98%
Michigan                     10,131,048.93                   3.12%                    813               3.10%
Washington                    9,008,090.18                   2.77%                    772               2.95%
Tennessee                     6,336,713.14                   1.95%                    499               1.90%
Massachusetts                 6,118,049.21                   1.88%                    473               1.81%
Colorado                      5,358,323.37                   1.65%                    501               1.91%
Kentucky                      5,270,627.26                   1.62%                    471               1.80%
Nevada                        5,242,472.91                   1.61%                    421               1.61%
Missouri                      5,209,443.51                   1.60%                    455               1.74%
South Carolina                4,194,962.11                   1.29%                    337               1.29%
Maryland                      3,605,724.77                   1.11%                    334               1.27%
Minnesota                     3,538,985.21                   1.09%                    288               1.10%
Connecticut                   3,233,666.37                   0.99%                    246               0.94%
Indiana                       2,935,560.44                   0.90%                    242               0.92%
Oklahoma                      2,740,609.89                   0.84%                    242               0.92%
Kansas                        2,620,648.79                   0.81%                    213               0.81%
Wisconsin                     2,570,100.30                   0.79%                    223               0.85%
Oregon                        2,549,407.28                   0.78%                    218               0.83%
Utah                          2,503,274.42                   0.77%                    210               0.80%
New Mexico                    1,539,329.32                   0.47%                    120               0.46%
Other (2)                     8,224,841.59                   2.53%                    719               2.74%

TOTAL                      $324,999,625.21                 100.00%                 26,201             100.00%
                          ----------------                ---------               --------           --------
----------------------------------------------------------------------------------------
(1)                             Percentages may not add to 100% because of rounding.
(2)                             States with principal balances less than $1,500,000.
